EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into by and between Artelo Biosciences, Inc., a corporation organized under the laws of the State of Nevada (the “Company”) and the subscriber whose name is set forth on the signature pages affixed hereto (the “Subscriber”).

R E C I T A L S

WHEREAS, the Company is offering (the “Offering”) for sale up to a maximum of 1,500,000 units of equity securities (each a “Unit” and collectively, the “Units”) at a purchase price of $0.75 per Unit ($1,125,000 in the aggregate), on a “best efforts,” no minimum basis;

WHEREAS, each Unit consists of one (1) share (each a “Share” and collectively, the “Shares”) of the Company’s common stock, par value $0.001 and one (1) Series C Common Stock Purchase Warrant (each a “Warrant” and collectively, the “Warrants”) to purchase one share of the Company’s common stock for a period of five years from the date of issuance at a price of $1.75 per share;

WHEREAS, the Offering is being conducted without the use of a private placement or offering memorandum;

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by, but not limited to, the provisions of Regulation D (“Regulation D”) and Regulation S (“Regulation S”) each as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Units will only be offered and sold to subscribers who are either (i) “accredited investors,” as defined in Regulation D and reasonably verify their status as such, or (ii) not “US Persons” as such term is defined in Regulation S and in the case of such non-US Persons who are residents of Alberta, British Columbia and Ontario, Canada, who also satisfy the criteria of one or more of the applicable prospectus delivery exemptions set forth in National Instrument 45-106 Prospectus and Registration Exemptions (“NI-45-106”);

WHEREAS, the Subscriber acknowledges that in connection with the Offering, the Company will be entering into subscription agreements identical to this Agreement with other investors (along with the Subscriber, the “Investors”);

WHEREAS, the undersigned Subscriber hereby subscribes to purchase the aggregate principal amount of Units set forth on the signature page attached hereto (the “Subscribed for Units”), at an aggregate price as set forth on such signature page hereto (the “Subscription Amount”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein; and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Subscribed for Units to the Subscriber and the Subscriber desires to purchase the number of Subscribed for Units from the Company all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

ARTL SUBSCRIPTION AGREEMENT

1. Subscription for Units; Subscription Procedures; Closing.

1.1 Jurisdictional Legends.

(a) FOR CALIFORNIA RESIDENTS: THE STATE COMMISSIONER MAY IMPOSE THE FOLLOWING TRANSFER RESTRICTION: “IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

(b) FOR FLORIDA RESIDENTS: THE UNITS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING A PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER. AN AGENT OF THE ISSUER OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED WITH THE FLORIDA OFFICE OF FINANCIAL REGULATION.

(c) FOR NEW YORK RESIDENTS: THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON, OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(d) FOR WASHINGTON RESIDENTS: THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE SECURITIES ACT OF WASHINGTON CHAPTER 21.20 RCW. THE UNITS, INCLUDING ALL SHARES ISSUABLE UPON EXERCISE THEREOF, HAVE RESTRICTIONS ON THE TRANSFERABILITY AND SALE AS FURTHER SET FORTH IN THE SUBSCRIPTION AGREEMENT.

(e) FOR RESIDENTS OF THE EUROPEAN ECONOMIC AREA. Directive 2003/71/EC as amended by Directive 2010/73/EU (the “Prospectus Directive”) requires that a Prospectus must be published whenever securities (debt or equity) are offered to the public in the European Union member states (each a “Member State”) unless such securities are offered pursuant to applicable exemption, including, but not necessarily limited to, the following:

(i) an offering in which the securities included in the offer where the total consideration for the offer in the Union is less than € 5,000,000, which shall be calculated over a period of 12 months;

(ii) an offering in which the securities are sold to “qualified investors; and

(iii) an offering in which the securities are issued to fewer than 150 natural or legal persons per Member State

2

ARTL SUBSCRIPTION AGREEMENT

1.2 Subscription. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Subscribed for Units and simultaneously with the Subscriber’s execution and delivery of this Agreement, herewith has transmitted the Subscription Amount (a) if by check, to the Company, Artelo Biosciences, Inc., c/o Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130 or (b) if by wire, using such wiring instructions as the Company has forwarded to Subscriber.

1.3 Subscription Procedure. To complete a subscription for the Subscribed for Units, the Subscriber must fully comply with the subscription procedure provided in this Section 1.3 on or before the Closing Date (as defined below):

(a) Subscription Agreement. On or before the Closing Date, the Subscriber shall review, complete and execute the Signature Page to this Agreement and shall return this Agreement as executed, and all documents required hereby, to the Company at: Artelo Biosciences, Inc., c/o Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130. Executed documents may be delivered by facsimile or email, provided that the Subscriber delivers the original copies of the documents as soon as practicable thereafter.

(b) Subscription Amount. Simultaneously with the delivery of this Agreement, as provided herein, the Subscriber shall deliver the Subscription Amount to the Company as set forth in Section 1.1 above.

(c) Registration Rights Agreement. As part of the Offering the Company undertakes to register for resale on behalf of the Investors the Shares and the shares of common stock underlying the Warrants pursuant to the terms of the Registration Rights Agreement attached as Exhibit A hereto.

1.4 Closings; Closing Date.

(a) Date and Place of Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130, upon the satisfaction or waiver of all conditions to closing set forth in Sections 4 and 5 hereof (the “Closing Conditions”) but, subject to Section 1.6, no later than the Offering Termination Date. The date on which the Closing occurs is herein sometimes referred to as the “Closing Date.”

(b) Subscriber’s Closing Deliveries. At the Closing, the Subscriber shall have delivered to the Company (i) each of this Agreement; (ii) for individual investors, a copy of one form of government issued picture identification (e.g. state issued driver’s license or passport); (iii) the Purchase Price; and (iv) such other information as the Company may reasonably request.

(c) Company’s Closing Deliveries. At the Closing, the Company shall have delivered to the Subscriber, if accepted by the Company, a duly countersigned copy of this Agreement and the Registration Rights Agreement dated as of the Closing Date, (ii) a share certificate, evidence of delivery of uncertificated shares, and/or other evidence of the transfer of the Shares underlying the Subscribed for Units; and (iii) a duly executed Warrant. Each Warrant will be substantially in the form of Exhibit B attached hereto, evidencing the Warrants underlying the Subscribed for Units.

1.5 Company Discretion to Accept or Reject Subscriptions. The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for the Subscribed for Units, in whole or in part, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription. The minimum individual investment is Twenty Five Thousand Dollars ($25,000 for 33,333 Units), subject to the Company’s right, in its sole and absolute discretion, to accept subscriptions for lesser amounts.

3

ARTL SUBSCRIPTION AGREEMENT

1.6 Purchase Price Protection.

(a) Following the Closing Date until the earlier of: (i) the date that a registration statement covering the Shares and the Warrant Shares is declared effective by the SEC, or (ii) the date the Shares (other than the Shares held by Affiliated Purchaser) become freely tradable under Rule 144, if the Company shall issue any common stock or Common Stock Equivalents (the “Discounted Offering”) entitling any person or entity to acquire shares of common stock at an effective price per share less than $0.75, subject to adjustment for any split or other reorganization or reclassification (the “Discounted Purchase Price”), as soon as practicable thereafter, subject to the further provisions of Section 1.5(b) below, the Company shall issue to the Subscriber that number of additional Units equal to the difference between the number of Units issued to the Subscriber at the Closing (the “Original Units”) and the number of Units the Company would have issued to the Subscriber had the Offering been completed at the Discounted Purchase Price (the “Additional Units”).

(b) Notwithstanding anything herein to the contrary, the purchase price protection set forth above shall apply only to the Original Shares (as defined below) owned by the Subscriber as of the date the Company completes the Discounted Offering, as evidenced by a share certificate, brokerage statement, or other documentation as may be reasonably requested by the Company (“Evidence of Ownership”). If a Subscriber does not deliver Evidence of Ownership within 15 calendar days of the consummation of the Discounted Offering, such Subscriber will not be entitled to any adjustments pursuant to this Section 1.5. In the event the Subscriber holds less than all of the Original Shares underlying the Subscribed for Units as of such date, then the number of Additional Units to be issued shall be reduced proportionately. Accordingly, the number of Additional Units to be issued to the Subscriber shall be equal to the product of (A) the quotient obtained by dividing (i) the original Subscription Amount by (ii) the Discounted Purchase Price less (iii) the Original Units and (B) a fraction,(i) the numerator of which is the number of Shares issued to the Investor at the Closing as part of the Original Units (not including any shares issued pursuant to an exercise of Warrants) owned by the Subscriber as of the date the Company completes the Discounted Offering (the “Original Shares”) and (ii) the denominator of which is the number of Original Units.

Solely for illustrative purposes, if the Subscriber invested $100,000 in the Offering for which Subscriber received 250,000 Units and if in a Discounted Offering (other than an Exempt Issuance as defined below) the Company issues shares at $0.20 per share, the Company will be required to issue an additional 250,000 Units, assuming the Investor still owns 100% of the Original Shares, to the Subscriber based on the Discounted Purchase Price, calculated as follows (where Y = Additional Shares):

(A) [(100,000 ÷ 0.20) –250,000] x (B) [(250,000 ÷ 250,000)] = Y

(A) [500,000 –250,000] x (B) [1] = Y

250,000 = Y

In the foregoing example if, as of the closing date of the Discounted Offering, the Subscriber had disposed of 100,000 of the 250,000 Original Shares purchased, then the Subscriber would be entitled to receive 150,000 Additional Units calculated as follows.

(A) [(100,000 ÷ 0.20) – 250,000] x (B) [(150,000 ÷ 250,000)] = Y

(A) [500,000 – 250,000] x (B) [.60] = Y

(A) [250,000] x (B) [.60] = Y

150,000 =Y

4

ARTL SUBSCRIPTION AGREEMENT

(c) Notwithstanding anything herein to the contrary, (A) (i) if the registration statement referenced in clause (a) above ceases to be effective prior to the sale of the Shares and Warrant Shares thereunder, or (ii) the Shares are no longer freely tradable under Rule 144 (i.e., the Company ceases to be compliant with its filing obligations with the SEC, or otherwise), then the purchase price protection provisions of this Section 1.5 shall be reinstated; provided however, that this purchase price protection provision will not apply at any time after June 5, 2020, and (B) this Section 1.5 shall not apply to an Exempt Issuance (as defined below).

(d) As used herein, the term “Common Stock Equivalents” shall mean any securities of the Company which would entitle the holder thereof to acquire at any time common stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, common stock. As used herein, the term “Exempt Issuance” shall mean and include the issuance of any of the following: (i) shares of common stock or Common Stock Equivalents to employees, consultants, officers or directors of the Company pursuant to any stock or option plan or other arrangement duly adopted by the Board of Directors of the Company, (ii) securities upon the exercise of or conversion of any securities issued at the Closing, or convertible securities, options or warrants issued and outstanding on the Closing Date (iii) securities upon the exercise or exchange of or conversion of any securities issued hereunder, (iv) securities issued in connection with licensing, marketing or distribution arrangements or similar strategic transactions approved by the Board; (v) any equity securities issued as consideration in connection with a bona fide acquisition, merger or consolidation by the Company provided such acquisition, merger or consolidation has been approved by the Board; and (vi) any securities issued as dividends to the Company’s securities holders.

1.7 Forced Exercise. At the option of the Company, at any time beginning on the date that is three (3) months following the effective date of this agreement, the Company may force the holder to exercise the Warrant at the Exercise Price provided that (i) the VWAP for the Company’s Common Stock is higher than $3.50 for a period of ten (10) consecutive Trading Days immediately prior to such exercise, (ii) the Warrant Shares are registered and the registration statement is declared effective and (iii) such forced exercise by the Company shall not cause the aggregate number of shares of Common Stock beneficially owned (as defined in Rule 13d-3 promulgated under the Exchange Act) by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise. The Company may exercise its right to require exercise of this Warrant under this Section 1.7 by delivering a written notice thereof by facsimile, email or overnight courier to the holder and the transfer agent (the “Forced Exercise Notice” no later than two (2) Trading Days after the conditions above have been met. The Forced Exercise Notice delivered shall be irrevocable and shall state (A) the date on which the Forced Exercise shall occur (the “Forced Exercise Date”) which date shall be the thirtieth (30th) Trading Day after the date Forced Exercise Notice, (B) the aggregate number of Warrant Shares of which the Company has elected to be subject to Forced Exercise from all of the holders of Warrants pursuant to this 1.7, and (C) the number of shares of Common Stock to be issued to the holder on the Forced Exercise Date.

1.8 Termination of the Offering. If not sooner fully consummated, the Offering will terminate at 5:00 pm on June 29, 2018 (Pacific time), subject to the Company, in its sole discretion and without notice, extending the Offering for an additional thirty (30) calendar days, or terminating the Offering at any time prior to the sale of all of the Units offered. Any early termination by the Company of the Offering will not affect or otherwise invalidate previously accepted subscriptions for Units. The date on which the Offering is terminated is herein referred to as the “Offering Termination Date.” Incomplete subscriptions or subscriptions for Units received after the Offering Termination Date will not be accepted.

5

ARTL SUBSCRIPTION AGREEMENT

2. Subscriber Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

2.1 Authorization; Power and Enforceability.

(a) Authorization. The Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents, as that term is defined in Section 3.3 hereof, and to purchase the Subscribed for Units being sold to it hereunder.

(b) Corporate and Other Entities. If Subscriber is a corporation or other entity, Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and it is authorized and qualified to purchase the Subscribed for Units and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Subscriber or its Board of Directors or stockholders, if applicable, is required.

(c) Enforceability. This Agreement and the other Transaction Documents when executed and delivered by Subscriber constitute a valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with the terms thereof.

2.2 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by the Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not: (i) result in a violation of the Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

2.3 Company Information. The Subscriber hereby acknowledges and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber, its purchaser representative, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask question of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

2.4 Risk Acknowledgement/ Company Status. The Subscriber recognizes that the purchase of the Subscribed for Units involves a high degree of risk including, without limitation, the following:

(a) the Company is a “shell company” within the meaning of Rule 144(i)(1) of the 1933 Act with limited operating history and requires and will require substantial funds in addition to the proceeds of the Offering;

(b) a purchase of the Subscribed for Units is highly speculative and only investors who can afford the loss of their entire investment should consider purchasing Subscribed for Units;

6

ARTL SUBSCRIPTION AGREEMENT

(c) the Units are “restricted securities” and the Subscriber may not be able to liquidate its investment in the Subscribed for Units;

(d) transferability of the Subscribed for Units is limited; and

(e) the Company has not paid a dividend on its capital stock since inception and does not anticipate paying any dividends in the foreseeable future.

2.5 No General Solicitation. If the Subscriber is a US Person, Subscriber acknowledges that neither the Company nor any other person offered to sell the Units to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

US PERSONS PLEASE INITIAL _______________

2.6 Accredited Investor Status and Ability to Bear Economic Risk.

(a) If the Subscriber is a US Person, Subscriber has reviewed the definition of “accredited investor” in Rule 501(a) of Regulation D and Subscriber is, and will be on the Closing Date, an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D. The information provided by Subscriber in the US Residents Accredited Investor Questionnaire, a copy of which is attached as Exhibit C hereto, is truthful, accurate and complete.

(b) If the Subscriber is a resident of Alberta, British Columbia or Ontario, Canada, the term “accredited investor” is defined in NI-45-106, or Subscriber is a family member, business associate or friend of a director or officer of the Company as contemplated by Section 2.3 of NI-45-106. The information provided by Subscriber in the Canadian Accredited Investor Questionnaire, a copy of which is attached as Exhibit D hereto, is truthful, accurate and complete.

(c) If the Subscriber is a natural Person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks associated with the purchase of the Subscribed for Units, has no need for liquidity with respect to such purchase, and, at the present time, can afford a complete loss of such investment.

2.7 Experience of the Subscriber. The Subscriber, its advisers (who are not compensated by or affiliated with the Company, (directly or indirectly), if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of the Subscribed for Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment and protect the Subscriber’s interests in connection with the transaction contemplated hereby.

2.8 No Governmental Review. The Subscriber acknowledges and understands that no United States federal or state agency, including the Commission has passed on or made recommendations or endorsement of the Units or the suitability of the investment contemplated hereby; nor, have such authorities passed upon or endorsed the merits of the offering of the Units.

7

ARTL SUBSCRIPTION AGREEMENT

2.9 Compliance with Securities Act. The Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that the Units must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

2.10 Purchase of Units for the Subscriber’s Account. On the Closing Date, the Subscriber will purchase the Subscribed for Units as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

2.11 Restricted Securities. Subscriber understands that the Units, the Shares and the shares underlying the Warrants, have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The Subscriber understands and hereby acknowledges that the Company has no obligation to register the Units under the 1933 Act or any state securities or “Blue Sky” laws.

2.12 Acknowledgement of and Consent to Restrictive Legend. If the Company issues share certificates, then the certificates representing the Shares included as part of the Units, and any shares underlying the Warrants that are issued, shall bear the following or similar legend:

FOR US PERSONS:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT, OR (B) AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY), THAT REGISTRATION IS NOT REQUIRED UNDER SAID 1933 ACT.”

FOR NON-US PERSONS:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT US PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY US STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO US PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

8

ARTL SUBSCRIPTION AGREEMENT

If no share certificates are issued the Company shall direct the transfer agent to include a stop or such other restriction as the Company deems appropriate on the Company’s transfer books for the Shares and any shares issued upon exercise of the Warrants.

2.13 Non-US Persons. None of the Units, the Shares, the Warrants or the shares underlying the Warrants have been registered for sale in any jurisdiction. Subscriber further represents and warrants to the Company that: (a) it is acquiring the Units in an offshore transaction pursuant to Regulation S and the Subscriber was outside the United States when receiving and executing this Agreement; (b) the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration of the Units under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein; (c) the Subscriber understands and agrees that offers and sales of any of the Units prior to the expiration of a period of one year after the date of transfer of the Securities under this Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws; (d) the Subscriber understands and agrees not to engage in any hedging transactions involving the Securities prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the 1933 Act; and (e) the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Units without the use by the Company of an offering memorandum; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. The Subscriber’s subscription and payment for, and its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

NON-US PERSONS PLEASE INITIAL _______________

2.14 Address. The Subscriber represents that the address of the Subscriber furnished by the Subscriber on the signature page hereof is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

9

ARTL SUBSCRIPTION AGREEMENT

2.15 The Warrants. The Subscriber acknowledges that as part of the Offering the Company will issue two different Warrants depending on the status of the Investor. The Warrants will be exactly the same, except that if the Investor is an Affiliated Purchaser (as defined below) as of the Closing Date, the Warrants issued to such Affiliated Investor, if any, will provide that the Affiliated Purchaser may exercise the Warrant on a cashless basis using the formula contained therein. If an Investor is not an Affiliate Purchaser the Warrant issued to such Investor of the Company will be exercisable only through the payment of cash for the Shares purchased. For purposes hereof, the term “Affiliated Purchaser” means any person who is an officer, director or holder of 10% or more of the Company’s issued and outstanding securities as of the Closing Date.

ALL INVESTORS PLEASE INITIAL _______________

2.16 Other Offerings. The Subscriber acknowledges that the Company will, from time to time, offer and sell additional shares of common stock and/or securities convertible into common stock on such terms and conditions as its Board of Directors, in its sole discretion, may determine. The terms and conditions of the offer and sale of any such additional shares of common stock may be different from and on terms better than the terms of this Offering and may result in substantial dilution to the existing shareholders.

2.17 Reliance. The Subscriber understands and acknowledges that (i) the Securities are being offered and sold to the Subscriber without registration under the 1933 Act in a private placement that is intended to be exempt from the registration provisions of the 1933 Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance. The Subscriber agrees that the representations, warranties and covenants of the Subscriber contained herein (or in any representation letter or questionnaire executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Agreement and as of the Closing Date, and shall survive the completion of the distribution of the Securities. The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement, or any exhibit hereto, which takes place prior to Closing.

2.18 Correctness of Representations. The Subscriber represents that the foregoing representations and warranties, to the extent applicable, are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

3. The Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

3.1 Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

3.2 Authority; Enforceability. This Agreement, the Registration Rights Agreement and any other agreements delivered together herewith or therewith or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

3.3 Capitalization and Additional Issuances. The Company is authorized to issue up to 200,000,000 shares of common stock comprised of 150,000,000 shares of common stock, par value $0.001 and 50,000 shares of preferred stock, par value $0.001 of which 12,781,195 shares of common stock and zero (0) shares of preferred stock were issued and outstanding as of June 5, 2018.

10

ARTL SUBSCRIPTION AGREEMENT

3.4 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as may be required in connection with filings pursuant to Regulation D. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

3.5 No Violation or Conflict. If the representations and warranties of the Subscriber in Section 2 are true and correct, then neither the issuance nor the sale of the Units (and the securities underlying the Units) nor the performance of the Company’s obligations under this Agreement by the Company will: (a) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject.

3.6 The Units. The Company has reserved from its duly authorized capital stock the maximum number of shares of common stock issuable pursuant to this Agreement and the Warrants.

(a) Upon issuance in accordance with the terms of this Agreement, the Shares (a) will be duly and validly authorized, validly issued and non-assessable; (b) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (c) will not subject the holders thereof to personal liability by reason of being such holders.

(b) When executed and delivered in accordance with the terms of this Agreement, the Warrants will represent a binding obligation of the Company to sell to the Subscriber the shares underlying the Warrants pursuant to the terms thereof. Upon issuance in accordance with the terms of the Warrant, the shares underlying the Warrants (a) will be duly and validly authorized, validly issued and non-assessable; (b) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and (c) will not subject the holders thereof to personal liability by reason of being such holders.

3.7 Litigation. There is no litigation, arbitration, mediation, action, suit, claim, proceeding or investigation, whether legal or administrative, pending against the Company or any of its Subsidiaries or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries or any of their respective assets, properties or operations, at applicable law or in equity, before or by any governmental authority or any order of any governmental authority that, individually or in the aggregate, has had or caused or would reasonably be expected to have or cause a material adverse effect on the Company’s operations.

11

ARTL SUBSCRIPTION AGREEMENT

3.8 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

3.9 Use of Proceeds. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

3.10 Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

4. Subscriber’s Conditions of Closing. The Subscriber’s obligation to purchase the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 4.

4.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Company set forth in Section 3 hereof shall be true in all material respects on and as of the Closing Date.

4.2 Closing Deliveries. The conditions in Section 1.3(d) hereof shall have been satisfied or waived in writing by the Subscriber.

4.3 Company’s Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed, complied with in all material respects, or waived in writing by the Subscriber.

4.4 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

5. Company’s Conditions of Closing. The Company’s obligation to sell the Units is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 5.

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of the Subscriber set forth in Section 2 hereof shall be true in all material respects on and as of the Closing Date.

5.2 Closing Deliveries. The conditions in Section 1.3(c) hereof shall have been satisfied or waived in writing by the Company.

12

ARTL SUBSCRIPTION AGREEMENT

5.3 Subscriber’s Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to the date of such Closing shall have been performed, complied with in all material respects, or waived in writing by the Company.

5.4 No Adverse Action or Decision. There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

5.5 Return of Subscription Amount. If the Closing Conditions have not been satisfied on or prior to the Offering Termination Date, the Company will return the Subscription Amount to the Subscriber.

6. Miscellaneous.

6.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile, with a confirmation of receipt of email or accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Artelo Biosciences, Inc., c/o Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130; and (ii) if to the Subscriber, to: the address and email address and/or fax number indicated on the signature page hereto.

6.2 Entire Agreement; Assignment. This Agreement and other Transaction Documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may not assign this Agreement without the prior written consent of the Company.

6.3 Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control Persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of (i) any sale or distribution of the Securities by the Subscriber in violation of the 1933 Act or any applicable state securities or “Blue Sky” laws or (ii) any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein, in any Transaction Document, or in any other document delivered in connection with this Agreement or any Transaction Document.

13

ARTL SUBSCRIPTION AGREEMENT

6.4 Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or email signature page were an original thereof.

6.5 Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

6.6 Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require.

6.7 Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

6.8 Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144 shall include any rule that would be available to a non-Affiliate of the Company for the sale of common stock not subject to volume restrictions and after a six month holding period.

6.9 Irrevocability; Binding Effect. The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

14

ARTL SUBSCRIPTION AGREEMENT

6.10 Modification. Except as otherwise expressly provided herein, any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Subscriber.

6.11 Fees. Unless otherwise specifically provided, each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

6.12 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

6.13 Confidentiality. The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company or may acquire in the future, not otherwise properly in the public domain was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other Person, or misuse in any way, any confidential information of the Company.

6.14 Binding Obligation. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Subscribed for Units as herein provided, subject, however to the right reserved by the Company to enter into the same agreement with or other subscribers and to unilaterally reject any subscriber.

6.15 Further Assurances. The parties hereto agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.16 No Third Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any Person or entity not a party to this Agreement.

6.17 Reference and Effective Date. The reference and effective date of this Agreement shall be the date on which this Agreement is signed by the Company as reflected on the signature page hereto, regardless of the date on which it is signed by the Subscriber.

6.18 Additional Requirements.

CERTAIN STATES HAVE IMPOSED SPECIAL FINANCIAL SUITABILITY STANDARDS FOR SUBSCRIBERS WHO PURCHASE THE UNITS. In addition to the suitability requirements set forth herein, certain states may have imposed special financial suitability standards for subscribers who purchase the Units. To the extent Subscriber’s state has imposed such special financial suitability standards, the Subscriber hereby agrees to provide the Company with such additional information as may be required to ensure that Subscriber meets its respective state’s suitability requirements. WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE SUBSCRIBER IS NOT WAIVING ANY RIGHTS UNDER FEDERAL OR STATE LAW.

15

ARTL SUBSCRIPTION AGREEMENT

6.19 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

[COMPANY’S SIGNATURE PAGE FOLLOWS]

16

ARTL SUBSCRIPTION AGREEMENT

COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement.

Dated: _______ , 2018

Artelo Biosciences, Inc.

By:

	Name:	Gregory Gorgas
	Title:	President and Chief Executive Officer

[SUBSCRIBER’S SIGNATURE PAGE FOLLOWS]

17

ARTL SUBSCRIPTION AGREEMENT

SUBSCRIBER SIGNATURE PAGE

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement.

Dated: ______ , 2018

=	$
Number of Units	Aggregate Purchase Price

SUBSCRIBER (individual)	SUBSCRIBER (entity)

Signature	Name of Entity

Print Name	Signature

Signature (if Joint Tenants or Tenants in Common)	Print Name

Title: _____________

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

18

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT A

Registration Rights Agreement

Exhibit A

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [●], 2018, between Artelo Biosciences, Inc., a Nevada corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to the Subscription Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Subscription Agreement”).

The Company and each Purchaser hereby agrees as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 120th calendar day following the Filing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 75th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of a “full review” by the Commission, the 110th calendar day following the date such additional Registration Statement is required to be filed hereunder).

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, October 31, 2018 and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities; provided, however, that if the Filing Date falls on a day that is not a Trading Day, then the Filing Date shall be extended to the next succeeding Trading Day.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Shares, (b) all shares of common stock then issued and issuable upon exercise of the Warrants (the “Warrant Shares”) (assuming on such date the Warrants are exercised in full), (c) any and all shares of common stock then issued or issuable as partial liquidated damages pursuant to Section 2(d) and (d) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

A-2

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Transfer Agent” shall mean the Company’s transfer agent at the time of the action to be taken.

2. Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-1. Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by email of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, if required, file a final Prospectus with the Commission as required by Rule 424.

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

A-3

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

i. first, the Company shall reduce or eliminate any securities to be included other than Registrable Securities;

ii. second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and

iii. third, the Company shall reduce Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

A-4

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within fifteen (15) Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iii) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date (any such failure or breach being referred to as an “Event”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event date and on each monthly anniversary of each such Event date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall issue to each Holder an amount in shares of the Company’s common stock, as partial liquidated damages and not as a penalty, equal to the product of 2% multiplied by the number of Shares purchased by the Holder pursuant to the Subscription Agreement (for avoidance of confusion, the Warrant Shares shall not be taken into account for calculation of liquidated damages under this Section 2(d)). The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be 12% of the aggregate Shares purchased by such Holder pursuant to the Subscription Agreement. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as an “Underwriter” without the prior written consent of such Holder.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference, but not including (i) any Exchange Act filing or (ii) any supplement or post-effective amendment to a registration statement that is not related to such Holder’s Registrable Securities), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than fifteen (15) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

A-5

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith (subject to any requirement that a post-effective amendment be declared effective by the Commission) as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities subject to any SEC Guidance that sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of common stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed (but not including (i) any Exchange Act filing or (ii) any supplement or post-effective amendment to a registration statement that is not related to such Holder’s Registrable Securities), (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

A-6

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(e) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

A-7

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(i) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

A-8

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

4. Registration Expenses.

All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder, any fee payable to the Transfer Agent for the issuance of new share certificates or any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of common stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A and Annex B hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

A-9

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A and Annex B hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

A-10

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

A-11

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

A-12

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 75% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(e). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Subscription Agreement.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted in the Subscription Agreement.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” or other format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Subscription Agreement.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

A-13

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(l) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

[SIGNATURE PAGE FOLLOWS]

A-14

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

ARTELO BIOSCIENCES, INC.

By:
Name:	Gregory Gorgas
Title:	President & CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

A-15

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

[SIGNATURE PAGE OF HOLDERS TO ARTL REGISTRATION RIGHTS AGREEMENT]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

A-16

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

Annex A

PLAN OF DISTRIBUTION

The section of the Registration Statement titled “Plan of Distribution” shall be substantially as follows:

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

A-17

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

A-18

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

Annex B

SELLING STOCKHOLDERS

The section of the Registration Statement titled “Selling Stockholders” shall be substantially as follows:

The common stock being offered by the Selling Stockholders are those previously issued to the Selling Stockholders and those issuable to the Selling Stockholders, upon exercise of the Warrants. For additional information regarding the issuances of those shares of common stock and warrants, see “Private Placement of Common Stock and Warrants” above. We are registering the shares of common stock in order to permit the Selling Stockholders to offer the shares for resale from time to time. Except as otherwise disclosed herein, the Selling Stockholders have not had any material relationship with us within the past three years.

The table below lists the Selling Stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the Selling Stockholders. The second column lists the number of shares of common stock beneficially owned by each Selling Stockholders, based on its ownership of the shares of common stock and warrants, as of __________, 201__, assuming exercise of the warrants held by the Selling Stockholders on that date, without regard to any limitations on exercises.

The third column lists the shares of common stock being offered by this prospectus by the Selling Stockholders .

In accordance with the terms of a registration rights agreement with the Selling Stockholders, this prospectus generally covers the resale of the sum of (i) the number of shares of common stock issued to the Selling Stockholders as part of a private placement conducted by us and, in the case of one of the Selling Stockholders, shares of common stock purchased by such Selling Stockholder from an affiliate of ours and (ii) the maximum number of shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants. The fourth column assumes the sale of all of the shares offered by the Selling Stockholders pursuant to this prospectus.

The Selling Stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of shares of Common Stock Owned Prior to Offering	Maximum Number of shares of Common Stock to be Sold Pursuant to this Prospectus	Number of shares of Common Stock Owned After Offering

A-19

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

Annex C

ARTELO BIOSCIENCES, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Artelo Biosciences, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated as of [_], 2018, by and among the Company, the undersigned, and the other parties party thereto. A copy of the Registration Rights Agreement is available from the Company upon request at Artelo Biosciences, Inc., 888 Prospect Street, Suite 210, La Jolla, CA 92037. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

A-20

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer? Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company? Yes ☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer? Yes ☐ No ☐

A-21

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

A-22

EXHIBIT A TO ARTL SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date: __________	Beneficial Owner: _________

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Soo Hwang

Wilson Sonsini Goodrich & Rosati P.C.

633 W. 5th Street, Suite 1550

Los Angeles, CA 90071

A-23

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT B

Form of Series C Common Stock Warrant

Exhibit B

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.

ARTELO BIOSCIENCES, INC.

SERIES C COMMON STOCK PURCHASE WARRANT

No. C-000[●]	Issuance Date:[●], 2018

Artelo Biosciences, Inc., a Nevada corporation (the “Company”), hereby certifies that [NAME], its permissible transferees, designees, successors and assigns (collectively, the “Holder”), for value received, is entitled to purchase from the Company at any time and from time to time commencing on the date first appearing above (the “Issuance Date”), up to and through 12:01 a.m. (EST) on the date five (5) years from the Issuance Date (the “Termination Date”) up to [●●●] shares (each, a “Share” and collectively the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at an exercise price per Share of $1.75 (the “Exercise Price”). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

This Series C Common Stock Purchase Warrant (this “Warrant”) is issued pursuant to the Subscription Agreement between the Holder and the Company (the “Subscription Agreement”). Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Subscription Agreement.

1. Method of Exercise; Payment.

(a) Exercise. The purchase rights represented by this Warrant may be exercised for cash, by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the “Notice of Exercise”) attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

(b) FOR AFFILIATED PURCHASERS ONLY.

In the event Holder is an Affiliated Purchaser and wishes to exercise this Warrant by means of a “cashless exercise” in which Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) equals the closing price of the Company’s Common Stock, as reported on the Trading Market on which the Company’s Common Stock is then listed or quoted for trading on the Trading Date preceding the date of the election to exercise; or, if the Company’s Common Stock is not then listed or traded on a Trading Market, then the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Recipient and the Company, the fees and expenses of which shall be paid by the Company;

(B) equals the Exercise Price of the Warrant, as adjusted from time to time in accordance herewith; and

(X) equals the number of Warrant Shares Holder wishes to exercise in accordance with the terms of this Warrant by means of a cashless exercise.

(c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable after this Warrant is surrendered and delivered to the Company along with all other appropriate documentation on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

(d) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

(e) Acknowledgment. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 1, following the purchase of a portion of the Shares hereunder, the number of Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

B-2

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

2. Warrant.

(a) Transfer and Replacement. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. The Holder consents that the Company may, if it desires, permit the transfer of this Warrant out of the Holder’s name only when the Holder’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state “blue sky” laws. At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company. The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

(d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3. Rights and Obligations of Holders of this Warrant.

The Holder of this Warrant shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the holder hereof upon exercise of this Warrant, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Notice of Exercise, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

4. Adjustments.

During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

(a) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

B-3

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

(b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

(d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining shareholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such distribution.

(e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

(f) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall round up the number of shares to the issued.

B-4

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

(h) Other Notices. In case at any time:

(i)	the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

(ii)	the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii)	there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(i) Certain Events. If any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 8 hereof, and the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

5. Legends.

All certificates representing shares of Common Stock underlying this Warrant shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

6. Disposition of Warrants or Shares.

The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant.

B-5

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

7. Merger or Consolidation.

The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

8. Notices.

Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery. Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice. All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 8):

If to the Company:

Aretelo Biosciences, Inc.

888 Prospect Street, Suite 210

La Jolla, CA. 92037 USA

President and Chief Executive Officer

If to the Holder, at the address set forth on the signature page of the Subscription Agreement.

Notwithstanding the time of effectiveness of notices set forth in this Section 8, a Notice of Exercise shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section 8.

9. Governing Law.

This Agreement shall be governed by and construed solely and exclusively in accordance with and pursuant to the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York, New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

B-6

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

10. Successors and Assigns.

This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

11. Headings.

The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

12. Severability.

If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

13. Modification and Waiver.

This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

14. Specific Enforcement.

The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

15. Assignment.

This Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant as Exhibit B hereto, and, upon the Company’s receipt thereof, and in any event, within five (5) business days thereafter, the Company shall issue a Warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

[SIGNATURE PAGE FOLLOWS]

B-7

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by one of its officers thereunto duly authorized.

ARTELO BIOSCIENCES, INC.

By:
Name:	Gregory Gorgas
Title:	President & Chief Executive Officer

B-8

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT A

NOTICE OF EXERCISE

To Be Executed by the Holder in Order to Exercise the Series C Common Stock Purchase Warrant

The undersigned Holder hereby elects to purchase ________ Shares pursuant to the attached Series C Common Stock Purchase Warrant, and requests that certificates for securities be issued in the name of:

__________________________________

__________________________________

_________________________________

(Please type or print name and address)

____________________________________

(Social Security or Tax Identification Number)

and to be delivered to: ________________________.

__________________________________________

(Please type or print name and address if different from above)

If such number of Shares being purchased hereby shall not be all the Shares that may be purchased pursuant to the attached Warrant, a new Warrant for the balance of such Shares shall be registered in the name of, and delivered to, the Holder at the address set forth below.

In full payment of the purchase price with respect to the Shares purchased and transfer taxes, if any, the undersigned hereby tenders payment of $__________ by check, money order or wire transfer payable in United States currency to the order of [________________].

OR

If permitted, the cancellation of such number of Shares as is necessary, in accordance with the formula set forth in Section 1(a) of the Warrant with respect to the maximum number of Shares purchasable pursuant to the cashless exercise procedure set forth Section 1(a).

HOLDER:

By:
Name:
Title:
Address:

Dated:

B-9

EXHIBIT B TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

TO:	Artelo Biosciences, Inc.
[ADDRESS]

FOR VALUE RECEIVED, ____________ shares of the foregoing Series C Common Stock Purchase Warrant of Artelo Biosciences, Inc. and all rights evidenced thereby are hereby assigned to:

whose address is:
(Print Name)

(Address)

(City, State, Zip)

Dated:___, 20______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: _________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Series C Common Stock Purchase Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Series C Common Stock Purchase Warrant.

B-10

EXHIBIT C TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT C

US RESIDENTS ACCREDITED INVESTOR QUESTIONNAIRE

Name:		Signature:

Please initial the applicable category:

Categories of Individual Accredited Investors

INDIVIDUAL INVESTORS:

[______] Category 1: A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years, and I reasonably expect reaching the same income level in the current year.

[______] Category 2: A natural person whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000 (excluding the value of my primary residence).

(In calculating net worth, include all of your assets (other than your primary residence) whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property, MINUS your debts and liabilities. A mortgage or other indebtedness secured by your primary residence should not be included in the liabilities used to calculate net worth except to the extent such indebtedness exceeds the value of the residence.)

Other Categories of Accredited Investors

INDIVIDUAL RETIREMENT ACCOUNTS (to be initialed by participant, not the IRA custodian):

[______] An individual retirement account administered in accordance with the Code, the participant of which meets at least one of the suitability requirements for individual investors above.

CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, BUSINESS TRUSTS OR OTHER ENTITIES:

[______] A corporation, partnership, limited liability company, or any other entity in which all of the equity owners are “accredited investors” (meeting at least one of the suitability requirements for individual investors above).

[______] A corporation, partnership, limited liability company, tax-exempt organization (under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) or “Massachusetts” or similar business trust with total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities.

GRANTOR OR FAMILY TRUSTS (NOTE: Please provide a copy of the trust agreement):

[______] A revocable or family trust, the settler (s) or grantor(s) of which (i) may revoke the trust at any time and regain title to the trust assets and (ii) meet(s) at least one of the suitability requirements for individual investors above.

C-1

EXHIBIT D TO ARTL SUBSCRIPTION AGREEMENT

EXHIBIT D

REPRESENTATION LETTER

FOR

RESIDENTS OF ALBERTA, BRITISH COLUMBIA, AND ONTARIO CANADA

TO:	Artelo Biosciences, Inc. Wilson Sonsini Goodrich & Rosati, P.C., 12235 El Camino Real, San Diego, CA 92130

In connection with the purchase by the undersigned of Units of the Company, the undersigned is delivering this representation letter to the Subscription Agreement between the undersigned and the Company, the undersigned hereby represents, warrants and certifies to the Company that the undersigned is resident in British Columbia or is otherwise subject to the securities laws of British Columbia, and is either (A) an “accredited investor” within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of “accredited investor” identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials; or (B) is purchasing the Units as a principal, and is (please initial all applicable descriptions):

_____ (i) a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company or of an affiliate of the Company,

_____ (iv) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (v) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

_____ (vi) a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company,

_____ (vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

_____ (viii) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vii), or

_____ (ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vii).

[SIGNATURE PAGE FOLLOWS]

D-1

EXHIBIT D TO ARTL SUBSCRIPTION AGREEMENT

DATED: ______ , 2018

(Name of Subscriber – please print)

(Authorized Signature)

(Official Capacity – please print)

(please print name of individual whose signature appears above)

IMPORTANT:	IF APPLICABLE, PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

D-2

EXHIBIT D TO ARTL SUBSCRIPTION AGREEMENT

SCHEDULE A TO EXHIBIT D

ALBERTA, BRITISH COLUMBIA AND ONTARIO CANADA RESIDENTS

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF “ACCREDITED INVESTOR” TO WHICH YOU BELONG.

Name:

Signature:

Date:

Meaning of “Accredited Investor”

The term “accredited investor” is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean:

___	(1)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

___	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

___	(3)	a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

___	(4)	a person registered under the securities legislation of a jurisdiction of Canada, or as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

___	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

___	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

___	(7)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite’de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

___	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

___	(9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

___	(10)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

___	(11)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

___	(12)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

D-3

EXHIBIT D TO ARTL SUBSCRIPTION AGREEMENT

___	(13)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

___	(14)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (of NI-106) [Minimum amount investment], and 2.19 (of NI-106) [Additional investment in investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106) [Investment fund reinvestment];

___	(15)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

___	(16)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

___	(17)	a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

___	(18)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

___	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;

___	(20)	a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

___	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

___	(22)	a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in British Columbia after NI-106 comes into force

The following definitions relate to certain of the categories of “accredited investor” set forth above:

“Adviser” means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts.

“Canadian financial institution” means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“Financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“Foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada.

D-4

EXHIBIT D TO ARTL SUBSCRIPTION AGREEMENT

“Fully managed account” means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

“Issuer” means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security.

“Investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure.

“Jurisdiction” means a province or territory of Canada, except when used in the term foreign jurisdiction.

“Person” includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“Spouse” means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual, (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender.

“Subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

A person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references in this Schedule A are in Canadian Dollars.

D-5